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                       FIRST AMENDMENT TO CREDIT AGREEMENT


THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into by and among ESSEF CORPORATION, an Ohio corporation ("Essef"), PAC-FAB, INC., a Delaware corporation ("Pac-Fab"), ENIAC CORPORATION, a Delaware corporation ("ENPAC"), SANFORD TECHNOLOGY CORPORATION (f/k/a FAME Plastics, Inc.), a North Carolina corporation ("Sanford"), PUREX POOL SYSTEMS, INC., a Delaware corporation ("Purex"), HOBSON BROTHERS ALUMINUM FOUNDRY AND MOULD WORKS, INC., an Ohio corporation ("Hobson"; sometimes Hobson, Essef, Pac-Fab, ENIAC, Sanford, and Purex collectively may be called "Borrowers" or individually "Borrower"), SOCIETY NATIONAL BANK ("Society"), BRANCH BANKING AND TRUST COMPANY ("BBT"), and NBD BANK, N.A. ("NBD"; sometimes Society, BBT, and NBD collectively may be called "Banks" and individually "Bank"), and SOCIETY NATIONAL BANK as agent for Banks under this First Amendment ("Agent").

                            RECITALS

        A. On March 1, 1994, Borrowers and Banks entered into a certain Credit Agreement (the "Credit Agreement", all terms defined therein being used in this First Amendment with the same meaning unless otherwise stated) under the terms of which Banks provided to Borrowers a revolving credit facility in the maximum aggregate amount of $33,000,000, an acquisition-related line of credit in the maximum aggregate amount of $10,000,000, and an additional term loan facility in the maximum aggregate amount of $10,000,000.

        B.Borrowers and Banks now desire to amend the Credit Agreement to (1) reduce the Applicable Base Rate Margin applicable to the Revolving Loans, the Acquisition Term Loans, and the Purex Division Term Loan, and (2) reduce the Applicable LIBOR Loan Margin applicable to the Revolving Loans, the Acquisition Term Loans, and the Purex Division Term Loan, in accordance with the provisions of this First Amendment.

                                   PROVISIONS

        NOW, THEREFORE, in consideration of the foregoing and the provisions set forth in this First Amendment, Banks and Borrowers agree as follows:

SECTION I.  AMENDMENTS TO CREDIT AGREEMENT.

        The Credit Agreement is amended as follows:

        A.On and after the effective date of this First Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," and "hereof," or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this First Amendment. The Credit Agreement, as amended by this First Amendment, shall continue to be in full force and effect and hereby is ratified and confirmed in all respects.

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        B.The definition of "Applicable Base Rate Margin" set forth in Section
1.7 of the Credit Agreement is amended and restated in its entirety as follows:

            Applicable Base Rate Margin. The Applicable Base Rate Margin applicable to (a) the Revolving Loans, (b) the Acquisition Term Loans and (C) the Purex Division Term Loan shall be zero basis points above the Base Lending Rate.

        C.The definition of "Applicable LIBOR Loan Margin" set forth in Section
1.8 of the Credit Agreement is amended and restated in its entirety as follows:

            Applicable LIBOR Loan Margin. The Applicable LIBOR Loan Margin applicable to (a) the Revolving Loans shall be 137.5 basis points above Adjusted LIBOR, (b) the Acquisition Term Loans shall be 162.5 basis points above Adjusted LIBOR, and (C) the Purex Division Term Loan shall be 162.5 basis points above Adjusted LIBOR.

SECTION II.REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS.

        A.Each Borrower represents, warrants and covenants that it has good and marketable title to the Collateral free and clear of all liens, claims, mortgages, security interests, pledges, charges or encumbrances whatsoever, except as have been granted to Banks.

        B.To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Credit Agreement shall continue and be binding on Borrowers under this First Amendment.

SECTION III.CONDITIONS PRECEDENT.

        Borrowers acknowledge that the effectiveness of this First Amendment is subject to the receipt by Agent for Banks on the date of this First Amendment in form and substance satisfactory to Banks and their counsel of the following documents:

            A.A certified copy of the corporate resolutions which have been adopted by the unanimous consent of the respective Board of Directors of each of Borrowers approving this First Amendment and all of the matters described in this First Amendment, and authorizing the execution, delivery and performance by Borrowers of this First Amendment and every other document required to be delivered pursuant to this First Amendment.

            B.A certificate signed by a duly authorized officer of each of Borrowers to the effect that:

            1.As of the date of this First Amendment, no Possible Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or passage of time or both, would be a Possible Default or an event of default;

            2.The representations and warranties of Borrowers set forth in
            Article VI of the Credit Agreement are true and correct on the

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            date of this First Amendment with the same force and effect as if made on this date; and

            3.Borrowers are in compliance with all of the terms and provisions set forth in the Credit Agreement as of the date of this First Amendment.

            C.A Certificate signed by a duly authorized officer of each of Borrowers certifying (a) to the incumbency of the officers of Borrowers signing this First Amendment and every other document to be delivered pursuant to this First Amendment, and (b) to the effect that Borrowers' Articles (or Certificates) of Incorporation and Codes of Regulations (or By-Laws) have not been amended since the execution of the Credit Agreement.

            D.Such other documents as Banks may reasonably request to implement this First Amendment and the transactions described in this First Amendment.

SECTION IV.APPLICABLE LAW.

        This First Amendment shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of such State.

SECTION V.  COUNTERPARTS.

        This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this First Amendment by signing any such counterpart.

        IN WITNESS WHEREOF, the parties have executed this First Amendment by their duly authorized officers effective as of the 3rd day of January, 1995.


ENIAC CORPORATION                                                    PAC-FAB, INC.
By: Theodore A. Havens                                               By:Theodore A. Havens
Title:Treasurer                                                      Title:Treasurer

SANFORD TECHNOLOGY CORPORATION                                       HOBSON BROTHERS ALUMINUM
(f/k/a FAME Plastics, Inc.)                                          FOUNDRY AND MOULD WORKS, INC.
By:Theodore A. Havens                                                By:Theodore A. Havens
Title:Treasurer                                                      Title:Treasurer

ESSEF CORPORATION                                                    PUREX POOL SYSTEMS, INC.
By:Theodore A. Havens                                                By:Theodore A. Havens
Title:Treasurer                                                      Title:Treasurer

NBD BANK, N.A.                                                       BRANCH BANKING AND TRUST
By:Fred J. Crawford                                                  By:Michael K. Brower
Title:2nd Vice President                                             Title:Vice President

SOCIETY NATIONAL BANK                                                SOCIETY NATIONAL BANK, Agent
By:Rich A. Pohle                                                     By:Rich A. Pohle
Title:Vice President                                                 Title:Vice President

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